SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002
                                                           -------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


             2-63273                                      62-1051971
             -------                                      ----------
           (Commission                                 (I.R.S. Employer
               File No.)                              Identification No.)


                  901 East Cary Street, Richmond, VA 23219-4031
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400

ITEM 7.        EXHIBITS

               99 Sworn statements of the Registrant's Chief Executive Officer and Chief Financial Officer pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934




ITEM 9.        REGULATION FD DISCLOSURE

On July 31, 2002, the Registrant sent by overnight delivery sworn statements of its Chief Executive Officer and Chief Financial Officer (the "Sworn Statements") for filing with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Act. The Sworn Statements were in the exact language of Exhibit A of the SEC's order and are attached hereto as Exhibit 99 and are incorporated by reference herein.





                                    Signature
                                    ---------

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CSX CORPORATION

                                    By:  /s/ CAROLYN T. SIZEMORE
                                         ----------------------------
                                         Vice President and Controller
                                         (Principal Accounting Officer)


Date:  July 31, 2002

I, John W. Snow, state and attest that:
    (1) To the best of my knowledge, based upon a review of the covered reports of CSX Corporation, Inc., and,except as corrected or supplemented in a subsequent covered report:
         |X|     no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
         |X|     no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
    (2) I have reviewed the contents of this statement with the Company's audit committee.
    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
         |X|     2001 Annual Report on Form 10-K of CSX Corporation, Inc.;
         |X|     Definitive Proxy Statement;
         |X|     Form 8-K filed on March 6, 2002;
         |X|     Form 10-Q for period ended March 29, 2002;
         |X|     Form 10-Q for period ended June 28, 2002

/s/ JOHN W. SNOW
John W. Snow
Chairman and Chief Executive Officer
July 29, 2002
                                Subscribed and sworn to
                                before me this 29th day of  July 2002.
                                /s/ Carole M. O'Connor
                                Notary Public
                                My Commission Expires:  09/30/03

I, Paul R. Goodwin, state and attest that:
    (1) To the best of my knowledge, based upon a review of the covered reports of CSX Corporation, Inc., and, except as corrected or supplemented in a subsequent covered report:
         |X|     no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
         |X|     no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
    (2) I have reviewed the contents of this statement with the Company's audit committee.
    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
         |X|     2001 Annual Report on Form 10-K of CSX Corporation, Inc.;
         |X|     Definitive Proxy Statement;
         |X|     Form 8-K filed on March 6, 2002;
         |X|     Form 10-Q for period ended March 29, 2002;
         |X|     Form 10-Q for period ended June 28, 2002

/s/ PAUL R. GOODWIN
Paul R. Goodwin
Vice Chairman and Chief Financial Officer
July 29, 2002
                                Subscribed and sworn to
                                before me this 29TH day of  July 2002.
                                /s/ Janet M. Peterson
                                Notary Public
                                My Commission Expires:  03/19/06